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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 28, 2000


                                SOLUTIA INC.
                                ------------
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                         (STATE OF INCORPORATION)



           001-13255                              43-1781797
           ---------                              ----------
           (Commission                            (IRS Employer
           File Number)                           Identification No.)


575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri     63166-6760
---------------------------------------------------------------     ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)



                                (314) 674-1000
                                --------------
              Registrant's telephone number, including area code



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ITEM 5. OTHER EVENTS.

        On January 28, 2000, Solutia Inc. issued a press release announcing Solutia's financial results for the fourth quarter of 1999 and the full year. A copy of that press release is filed as an exhibit to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  The following exhibit is filed as part of this report:

        Exhibit Number                 Description
        --------------                 -----------

             99.1            Press Release dated January 28, 2000,
                             issued by Solutia Inc.




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                             SIGNATURES

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.




                                    SOLUTIA INC.
                              -----------------------------------------
                                    (Registrant)

                                    /s/ James M. Sullivan
                              -----------------------------------------
                                    James M. Sullivan
                                    Vice President and Controller
                                    (Principal Accounting Officer)




DATE: February 1, 2000



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                            EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.


Exhibit Number                       Description
--------------                       -----------

     99.1            Press Release dated January 28, 2000, issued by
                     Solutia Inc.